Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oxford Industries, Inc. (the “Company”) on Form 10-Q (“Form 10-Q”) for the quarter ended April 29, 2017 as filed with the Securities and Exchange Commission on the date hereof, I, Thomas C. Chubb III, Chief Executive Officer and President of the Company, and I, K. Scott Grassmyer, Executive Vice President - Finance, Chief Financial Officer and Controller of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)         The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas C. Chubb III
Thomas C. Chubb III
Chairman, Chief Executive Officer and President
June 7, 2017

/s/ K. Scott Grassmyer
K. Scott Grassmyer
Executive Vice President - Finance, Chief Financial Officer and Controller
June 7, 2017